UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                 USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2014



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2014


[LOGO OF USAA]
   USAA(R)

                                         [GRAPHIC OF GOVERNMENT SECURITIES FUND]

 =========================================================

       ANNUAL REPORT
       USAA GOVERNMENT SECURITIES FUND
       FUND SHARES o ADVISER SHARES
       MAY 31, 2014

 =========================================================

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

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PRESIDENT'S MESSAGE

"WE HAVE BELIEVED FOR SOME TIME THE
ECONOMIC RECOVERY WILL BE MORE GRADUAL              [PHOTO OF BROOKS ENGLEHARDT]
THAN THE MARKET'S INITIAL EXPECTATIONS."

--------------------------------------------------------------------------------

JULY 2014

The 12-month reporting period did not turn out the way many had anticipated. In June 2013, longer-term interest rates were widely expected to increase when the U.S. Federal Reserve (the Fed) started to taper (or gradually reduce) its quantitative easing (QE) asset purchases. (Through QE, the Fed was buying $85 billion of U.S. Treasury securities and mortgage-backed securities every month in an effort to push down long-term interest rates and stimulate U.S. economic growth.) Many observers expected the U.S. economy to begin to expand at a faster pace while others predicted that emerging markets equities would outperform most other global asset classes. Ultimately, none of these scenarios came to pass.

Longer-term interest rates actually fell after the Fed began tapering QE in January 2014. They had increased earlier in the reporting period, rising dramatically during the so-called "taper tantrum" between June and September 2013. At that time, global stocks and bonds retreated on hints from the Fed that it might start tapering QE sooner than expected. As bond prices dropped, interest rates (which tend to move in the opposite direction) increased. Then, in January 2014, when the Fed began reducing asset purchases, interest rates declined significantly and remained in a relatively tight range through the end of the reporting period. On May 31, 2014, following five months of Fed tapering, longer-term interest rates were lower than they had been during the height of the taper tantrum in July and August 2013.

Meanwhile, U.S. economic growth disappointed many observers. Although the economy continued to grow slowly during the first part of the reporting period, it contracted by 2.9% in the first quarter of 2014, according to the U.S. Department of Commerce. Some attributed the deceleration to an extremely cold winter and predicted economic growth would rebound in the second quarter. We continue to watch for solid signs that the economy is on a path to sustainable growth. We have believed for some time the economic recovery will be more gradual than the market's initial expectations.

In the financial markets, U.S. stocks were the stand-out performers. The S&P 500(R) Index - a gauge of U.S. large-cap equity performance - recorded substantial gains, outperforming most other asset classes. Although international equities also provided

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

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positive returns, they did not fare as well as U.S. equities. Emerging markets stocks trailed both U.S. and international stocks of developed markets last summer. Emerging markets equities are generally more dependent on external capital flows and investments and are less liquid than developed markets stocks. As a result, they are more vulnerable to changes in the Fed's monetary policy, such as tapering. The asset class also was impacted by country-specific factors, such as lower growth expectations for China and Brazil and political turmoil in Ukraine and Thailand. Meanwhile, precious metals (such as gold, silver, and platinum) underperformed versus stocks during the reporting period.

Looking ahead, we are more optimistic about the prospects for international stocks (both developed and emerging markets) than for U.S. stocks, as U.S. stock valuations have increased faster than fundamentals. Valuations will continue to rise, in our opinion, if economic growth accelerates and profit margins can maintain their current levels. If growth stalls and profit margins decrease, earnings may disappoint and stocks may trim their gains.

In the months ahead, we will continue to monitor the financial markets and corporate earnings as well as other factors - including global economic trends and central bank policy - that potentially could affect your investments. If the U.S. economy regains its footing and continues to strengthen, we would expect the Fed to end its QE asset purchases by the end of 2014. We believe that other global central banks are likely to maintain their easy monetary policies, using rate cuts and/or asset purchases, to boost economic growth in their countries and to support their financial markets.

From all of us here at USAA Asset Management Company, thank you for your confidence in us. We value the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Asset Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o The S&P 500(R) Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Most of these stocks are listed on the New York Stock Exchange. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGER(S) COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

   Distributions to Shareholders                                             13

   Report of Independent Registered Public Accounting Firm                   14

   Portfolio of Investments                                                  15

   Notes to Portfolio of Investments                                         20

   Financial Statements                                                      22

   Notes to Financial Statements                                             25

EXPENSE EXAMPLE                                                              39

ADVISORY AGREEMENT(S)                                                        41

TRUSTEES' AND OFFICERS' INFORMATION                                          46

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA GOVERNMENT SECURITIES FUND (THE FUND) PROVIDES INVESTORS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in government securities, including, but not limited to U.S. Treasury bills, notes, and bonds; Treasury Inflation Protected Securities (TIPS); Mortgage-Backed Securities (MBS) backed by the Government National Mortgage Association (Ginnie Mae, also known as
GNMA), Fannie Mae, and Freddie Mac; U.S. government agency collateralized mortgage obligations; and securities issued by U.S. government agencies and instrumentalities, supported by the credit of the issuing agency, instrumentality or corporation (which are neither issued nor guaranteed by the U.S. Treasury), including but not limited to Fannie Mae, Freddie Mac, Federal Housing Administration, Department of Housing and Urban Development, Export-Import Bank, Farmer's Home Administration, General Services Administration, Maritime Administration, Small Business Administration, and repurchase agreements collateralized by such investments. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER(S) COMMENTARY ON THE FUND

[PHOTO OF DONNA J. BAGGERLY]                  [PHOTO OF R. NEAL GRAVES]

     DONNA J. BAGGERLY, CFA                        R. NEAL GRAVES, CFA, CPA
     USAA Asset Management Company                 USAA Asset Management Company

--------------------------------------------------------------------------------

o HOW DID THE USAA GOVERNMENT SECURITIES FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended May 31, 2014, the Fund Shares and Adviser Shares had a total return of 2.20% and 1.83%, respectively. This compares to a total return of 1.99% for the Barclays Capital U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index and 1.01% for the Lipper Intermediate U.S. Government Funds Index.

   USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  HOW WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   When the reporting period began, the U.S. economy appeared to be gaining strength, prompting hints from the U.S. Federal Reserve (the Fed) that it might soon begin unwinding its stimulus measures. The Fed was buying $85 billion in U.S. Treasuries and mortgage-backed securities every month as it sought to stimulate economic growth. Interest rates surged in anticipation of reduced Fed purchases, and bond prices, which

   Refer to page 8 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, existing bond prices generally fall.

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2  | USAA GOVERNMENT SECURITIES FUND

================================================================================

   tend to move inversely with rates, declined. In September of 2013, after the Fed said it would continue the pace of its bond purchases, interest rates drifted downward. They moved up again in the fourth quarter of 2013 on speculation that the Fed would announce a reduction, or taper, of its bond-buying program at its December policy meeting. In January 2014, the Fed began reducing its purchases of U.S. Treasuries and mortgage-backed securities by $5 billion each. As of May 2014, the Fed was purchasing $45 billion of U.S. Treasuries and mortgage-backed securities monthly. By the end of the reporting period, the U.S. Treasury yield curve had flattened, as the yields on three-year to five-year maturities increased and the yields on intermediate- and longer-term maturities declined.

   For the reporting period overall, 10-year U.S. Treasury yields increased modestly, rising from 2.13% on May 31, 2013, reaching a high of 3.00% on September 5, 2013, and dropping back to end the reporting period at 2.48%. Mortgage interest rates also increased. The interest rate on a 15-year mortgage, which was 2.98% at the beginning of the reporting period, reached a high of 3.60% in August 2013 and ended the reporting period at 3.21%. The interest rate on a 30-year mortgage increased from 3.81% to a high of 4.58% in August and closed the reporting period at 4.12%.

o  HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

   Given the increase in mortgage interest rates, many homeowners found it less advantageous to refinance mortgages. As a result, mortgage prepayments declined and extension risk increased. Extension risk is the risk that prepayments will decelerate, causing the average life of a mortgage to lengthen (I.E., extend) and become more sensitive to upward interest rate movement. During the reporting period, the Fund benefited from its investments in agency multi-family commercial mortgage-backed securities. The Fund also benefited from its holdings of 30-year seasoned Ginnie Mae mortgages with higher coupon interest rates, which had been purchased by the Fund many years ago. These older securities performed better than 30-year new origination issues because the higher

================================================================================

                                          MANAGER(S) COMMENTARY ON THE FUND |  3

================================================================================

   interest payments they generated offset the price declines they experienced as interest rates rose. The Fund's significant underweight in U.S. Treasuries also added value, as mortgage-backed securities outperformed U.S. Treasuries during the reporting period.

o  WHAT IS YOUR VIEW AHEAD?

   At the end of the reporting period, a number of economic indicators - such as new home construction and manufacturing activity - suggested the first-quarter contraction may have been temporary. Nevertheless, we believe the U.S. economy will continue on a slow-growth trajectory. In the months ahead, we expect intermediate-term and long-term interest rates to increase as the Fed continues to reduce its asset purchases. The Fed is likely to finish tapering by the end of 2014.

   Going forward, we will continue to manage against risk while striving to enhance the income your provided by the Fund. We believe the Fund's long-term record shows that it has provided good returns with relatively low volatility.

   We appreciate your continued confidence in us.

   While the value of the USAA Government Securities Fund Shares and Adviser Shares are not guaranteed by the U.S. government, the Fund endeavors to maintain low-to-moderate fluctuation of share price.

   Fund and Adviser Shares of the USAA Government Securities Fund are not individually backed by the full faith and credit of the U.S. government.
   o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

   You will find a complete list of securities that the Fund owns on pages
   15-19.

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4  | USAA GOVERNMENT SECURITIES FUND

================================================================================

INVESTMENT OVERVIEW

USAA GOVERNMENT SECURITIES FUND SHARES (FUND SHARES) (Ticker Symbol: USGNX)

--------------------------------------------------------------------------------
                                                   5/31/14            5/31/13
--------------------------------------------------------------------------------
Net Assets                                     $451.7 Million     $553.5 Million
Net Asset Value Per Share                          $10.02              $10.08

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/14
--------------------------------------------------------------------------------
       1 YEAR                      5 YEARS                       10 YEARS
        2.20%                       3.40%                         4.37%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD* AS OF 5/31/14                EXPENSE RATIO AS OF 5/31/13**
--------------------------------------------------------------------------------
              2.91%                                         0.41%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MAY 31, 2014

--------------------------------------------------------------------------------
               TOTAL RETURN    =    DIVIDEND RETURN    +    PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS         4.37%         =         4.07%         +        0.30%
5 YEARS          3.40%         =         3.30%         +        0.10%
1 YEAR           2.20%         =         2.80%         +       -0.60%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE 10-YEAR PERIOD ENDED MAY 31, 2014

   [CHART OF ANNUAL TOTAL RETURNS AND DIVIDEND RETURN, CHANGE IN SHARE PRICE]

-------------------------------------------------------------------------------
                 TOTAL RETURN       DIVIDEND RETURN       CHANGE IN SHARE PRICE
-------------------------------------------------------------------------------
5/31/2005           5.33%                4.92%                   0.41%
5/31/2006           0.40                 4.91                   -4.51
5/31/2007           6.25                 4.86                    1.39
5/31/2008           6.94                 4.93                    2.01
5/31/2009           8.05                 4.63                    3.42
5/31/2010           6.15                 3.94                    2.21
5/31/2011           4.93                 3.85                    1.08
5/31/2012           4.24                 3.27                    0.97
5/31/2013          -0.36                 2.72                   -3.08
5/31/2014           2.20                 2.80                   -0.60

                               [END CHART]

   NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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6  | USAA GOVERNMENT SECURITIES FUND

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                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                        LIPPER INTERMEDIATE
                          USAA GOVERNMENT              U.S. GOVERNMENT FUNDS
                 SECURITIES FUND ADVISER SHARES            INDEX AVERAGE
5/31/2005                     4.80%                             3.40%
5/31/2006                     5.15                              3.91
5/31/2007                     4.70                              4.20
5/31/2008                     4.71                              4.10
5/31/2009                     4.29                              3.69
5/31/2010                     3.74                              2.92
5/31/2011                     3.72                              2.43
5/31/2012                     3.19                              1.99
5/31/2013                     2.84                              1.70
5/31/2014                     2.76                              1.56

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 5/31/05 to 5/31/14.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 BARCLAYS CAPITAL U.S.
                 AGGREGATE GOVERNMENT                                     USAA GOVERNMENT
            INTERMEDIATE & MORTGAGE-BACKED    LIPPER INTERMEDIATE U.S.      SECURITIES
                    SECURITIES INDEX           GOVERNMENT FUNDS INDEX       FUND SHARES
05/31/04               $10,000.00                   $10,000.00               $10,000.00
06/30/04                10,061.11                    10,038.10                10,082.42
07/31/04                10,143.50                    10,119.00                10,154.34
08/31/04                10,297.38                    10,274.02                10,275.32
09/30/04                10,307.74                    10,282.42                10,293.86
10/31/04                10,381.95                    10,344.34                10,355.35
11/30/04                10,324.66                    10,269.35                10,332.96
12/31/04                10,390.13                    10,339.92                10,376.75
01/31/05                10,426.69                    10,375.82                10,426.23
02/28/05                10,373.77                    10,319.83                10,393.61
03/31/05                10,351.39                    10,287.29                10,371.62
04/30/05                10,469.25                    10,410.75                10,469.19
05/31/05                10,552.19                    10,495.56                10,532.51
06/30/05                10,588.75                    10,538.41                10,554.18
07/31/05                10,518.36                    10,450.10                10,521.68
08/31/05                10,622.58                    10,571.16                10,608.82
09/30/05                10,554.37                    10,524.49                10,557.00
10/31/05                10,494.35                    10,415.93                10,510.81
11/30/05                10,532.55                    10,450.09                10,533.44
12/31/05                10,617.67                    10,531.13                10,657.91
01/31/06                10,636.22                    10,536.13                10,688.49
02/28/06                10,663.50                    10,556.00                10,699.24
03/31/06                10,599.66                    10,480.69                10,645.68
04/30/06                10,604.57                    10,468.86                10,597.56
05/31/06                10,594.75                    10,467.08                10,574.82
06/30/06                10,614.94                    10,483.79                10,573.46
07/31/06                10,748.08                    10,601.18                10,715.40
08/31/06                10,887.76                    10,734.26                10,860.76
09/30/06                10,965.24                    10,815.22                10,938.87
10/31/06                11,031.81                    10,872.97                11,014.34
11/30/06                11,140.94                    10,979.84                11,115.10
12/31/06                11,104.93                    10,921.32                11,102.65
01/31/07                11,109.29                    10,916.64                11,096.29
02/28/07                11,247.34                    11,067.36                11,233.77
03/31/07                11,276.80                    11,083.48                11,243.75
04/30/07                11,329.73                    11,135.36                11,298.21
05/31/07                11,264.80                    11,038.31                11,235.75
06/30/07                11,244.61                    11,013.91                11,175.31
07/31/07                11,347.19                    11,139.65                11,255.24
08/31/07                11,491.79                    11,285.99                11,388.89
09/30/07                11,576.02                    11,367.40                11,454.17
10/31/07                11,673.24                    11,451.06                11,560.47
11/30/07                11,909.11                    11,732.01                11,792.70
12/31/07                11,944.56                    11,724.33                11,801.22
01/31/08                12,189.94                    12,001.08                12,005.47
02/29/08                12,245.10                    12,061.67                12,067.03
03/31/08                12,316.60                    12,086.40                12,110.18
04/30/08                12,256.58                    12,010.89                12,094.28
05/31/08                12,173.28                    11,877.34                12,017.47
06/30/08                12,188.28                    11,910.10                12,024.28
07/31/08                12,204.47                    11,893.42                12,020.13
08/31/08                12,332.99                    11,998.80                12,130.41
09/30/08                12,412.55                    11,990.35                12,208.93
10/31/08                12,337.76                    11,865.19                12,055.50
11/30/08                12,797.03                    12,326.62                12,454.66
12/31/08                13,042.52                    12,678.34                12,655.55
01/31/09                12,987.39                    12,537.32                12,662.54
02/28/09                13,020.50                    12,679.77                12,746.69
03/31/09                13,203.07                    12,768.41                12,933.71
04/30/09                13,181.86                    12,662.52                12,952.30
05/31/09                13,176.65                    12,760.05                12,982.71
06/30/09                13,169.67                    12,657.19                12,987.47
07/31/09                13,254.86                    12,716.53                13,111.78
08/31/09                13,341.44                    13,029.89                13,203.19
09/30/09                13,433.99                    13,098.53                13,271.42
10/31/09                13,500.34                    13,207.41                13,353.13
11/30/09                13,669.80                    13,326.95                13,490.04
12/31/09                13,450.38                    13,090.05                13,348.18
01/31/10                13,627.46                    13,303.79                13,490.26
02/28/10                13,667.61                    13,328.32                13,516.93
03/31/10                13,630.51                    13,334.03                13,530.59
04/30/10                13,719.94                    13,488.48                13,617.41
05/31/10                13,878.11                    13,627.11                13,780.76
06/30/10                14,047.74                    13,850.08                13,905.66
07/31/10                14,160.16                    13,971.33                14,032.92
08/31/10                14,250.35                    14,184.90                14,034.86
09/30/10                14,243.95                    14,211.67                13,996.77
10/31/10                14,338.08                    14,255.03                14,135.34
11/30/10                14,281.74                    14,163.43                14,122.62
12/31/10                14,143.79                    13,944.69                14,071.69
01/31/11                14,168.41                    13,951.20                14,083.77
02/28/11                14,168.58                    13,952.82                14,127.95
03/31/11                14,184.55                    13,960.54                14,143.46
04/30/11                14,332.13                    14,121.56                14,299.95
05/31/11                14,491.76                    14,316.99                14,454.05
06/30/11                14,493.38                    14,280.40                14,469.18
07/31/11                14,654.98                    14,502.16                14,581.20
08/31/11                14,864.94                    14,793.21                14,749.94
09/30/11                14,896.56                    14,931.72                14,750.53
10/31/11                14,883.00                    14,878.36                14,773.18
11/30/11                14,921.44                    14,918.69                14,826.80
12/31/11                15,012.73                    15,053.12                14,910.21
01/31/12                15,082.21                    15,156.95                14,930.97
02/29/12                15,054.96                    15,104.03                14,925.99
03/31/12                15,022.70                    15,015.01                14,948.00
04/30/12                15,140.68                    15,199.29                15,027.41
05/31/12                15,217.12                    15,371.23                15,067.49
06/30/12                15,214.70                    15,348.67                15,077.36
07/31/12                15,319.49                    15,496.70                15,185.55
08/31/12                15,331.30                    15,512.71                15,196.97
09/30/12                15,344.67                    15,515.76                15,228.67
10/31/12                15,319.74                    15,497.99                15,191.09
11/30/12                15,338.45                    15,548.29                15,198.99
12/31/12                15,332.90                    15,501.76                15,200.66
01/31/13                15,266.26                    15,409.38                15,144.84
02/28/13                15,323.99                    15,483.35                15,193.89
03/31/13                15,341.84                    15,489.95                15,198.68
04/30/13                15,415.61                    15,591.30                15,247.68
05/31/13                15,223.94                    15,344.54                15,013.62
06/30/13                15,090.91                    15,127.53                14,883.80
07/31/13                15,094.52                    15,120.28                14,828.87
08/31/13                15,037.99                    15,038.85                14,803.73
09/30/13                15,193.80                    15,175.40                14,943.67
10/31/13                15,271.65                    15,251.89                15,023.81
11/30/13                15,225.16                    15,217.54                15,014.87
12/31/13                15,130.30                    15,097.13                14,943.91
01/31/14                15,305.85                    15,296.16                15,129.35
02/28/14                15,347.20                    15,338.08                15,195.11
03/31/14                15,292.01                    15,294.22                15,138.65
04/30/14                15,386.67                    15,381.77                15,233.78
05/31/14                15,526.68                    15,499.08                15,345.82

                                   [END CHART]

                          Data from 5/31/04 to 5/31/14.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund Shares to the following benchmarks:

o  The Barclays Capital U.S. Aggregate Government Intermediate &
   Mortgage-Backed Securities Index consists of securities backed by pools of mortgages issued by U.S. Government Agencies, GNMA, Fannie Mae, or Freddie Mac.

o The unmanaged Lipper Intermediate U.S. Government Funds Index is considered representative of intermediate U.S. government funds.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

8  | USAA GOVERNMENT SECURITIES FUND

================================================================================

USAA GOVERNMENT SECURITIES FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAGNX)

--------------------------------------------------------------------------------
                                       5/31/14                    5/31/13
--------------------------------------------------------------------------------
Net Assets (in Millions)             $5.2 Million               $5.1 Million
Net Asset Value Per Share               $10.01                     $10.07

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/14
--------------------------------------------------------------------------------
     1 YEAR                                         SINCE INCEPTION 8/01/10
      1.83%                                                  1.89%

--------------------------------------------------------------------------------
                             30-DAY SEC YIELD AS OF 5/31/14*
--------------------------------------------------------------------------------
    UNSUBSIDIZED            2.36%              SUBSIDIZED             2.49%

--------------------------------------------------------------------------------
                               EXPENSE RATIOS AS OF 5/31/13**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT      1.06%        AFTER REIMBURSEMENT        0.90%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2013, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2014, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2014.
These expense ratios may differ from the expense ratios disclosed in the Financial Highlights.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON* o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                       LIPPER INTERMEDIATE U.S.
                    USAA GOVERNMENT SECURITIES             GOVERNMENT FUND
                       FUND ADVISER SHARES                 INDEX AVERAGE
5/31/2012                     2.70%                              1.99%
5/31/2013                     2.84                               1.70
5/31/2014                     2.40                               1.56

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 5/31/12 to 5/31/14.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

*Adviser Shares were initiated on August 1, 2010.

================================================================================

10  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                  BARCLAYS CAPITAL U.S.
                                                  AGGREGATE GOVERNMENT          USAA GOVERNMENT
                LIPPER INTERMEDIATE U.S.    INTERMEDIATE & MORTGAGE-BACKED      SECURITIES FUND
                 GOVERNMENT FUNDS INDEX              SECURITIES INDEX            ADVISER SHARES
07/31/10                $10,000.00                      $10,000.00                 $10,000.00
08/31/10                 10,152.86                       10,063.69                  10,006.39
09/30/10                 10,172.02                       10,059.17                   9,975.26
10/31/10                 10,203.06                       10,125.65                  10,060.12
11/30/10                 10,137.50                       10,085.86                  10,056.88
12/31/10                  9,980.93                        9,988.44                  10,006.51
01/31/11                  9,985.59                       10,005.82                  10,011.35
02/28/11                  9,986.75                       10,005.94                  10,049.04
03/31/11                  9,992.27                       10,017.22                  10,056.04
04/30/11                 10,107.52                       10,121.45                  10,153.21
05/31/11                 10,247.41                       10,234.18                  10,258.35
06/30/11                 10,221.22                       10,235.32                  10,274.98
07/31/11                 10,379.94                       10,349.44                  10,350.32
08/31/11                 10,588.26                       10,497.72                  10,465.83
09/30/11                 10,687.40                       10,520.05                  10,451.75
10/31/11                 10,649.21                       10,510.47                  10,473.71
11/30/11                 10,678.07                       10,537.62                  10,507.48
12/31/11                 10,774.29                       10,602.09                  10,561.89
01/31/12                 10,848.61                       10,651.16                  10,562.30
02/29/12                 10,810.73                       10,631.91                  10,564.77
03/31/12                 10,747.02                       10,609.13                  10,575.77
04/30/12                 10,878.91                       10,692.45                  10,627.78
05/31/12                 11,001.98                       10,746.43                  10,652.08
06/30/12                 10,985.83                       10,744.72                  10,644.34
07/31/12                 11,091.78                       10,818.72                  10,716.39
08/31/12                 11,103.25                       10,827.06                  10,729.75
09/30/12                 11,105.42                       10,836.50                  10,748.14
10/31/12                 11,092.71                       10,818.90                  10,706.73
11/30/12                 11,128.71                       10,832.11                  10,707.96
12/31/12                 11,095.41                       10,828.19                  10,715.26
01/31/13                 11,029.28                       10,781.13                  10,671.59
02/28/13                 11,082.23                       10,821.91                  10,702.24
03/31/13                 11,086.95                       10,834.51                  10,690.88
04/30/13                 11,159.49                       10,886.60                  10,721.07
05/31/13                 10,982.88                       10,751.25                  10,551.70
06/30/13                 10,827.55                       10,657.30                  10,466.68
07/31/13                 10,822.36                       10,659.85                  10,423.85
08/31/13                 10,764.08                       10,619.93                  10,402.02
09/30/13                 10,861.81                       10,729.96                  10,496.66
10/31/13                 10,916.56                       10,784.94                  10,549.12
11/30/13                 10,891.98                       10,752.11                  10,539.03
12/31/13                 10,805.79                       10,685.12                  10,474.85
01/31/14                 10,948.25                       10,809.09                  10,611.95
02/28/14                 10,978.25                       10,838.30                  10,656.61
03/31/14                 10,946.86                       10,799.32                  10,605.06
04/30/14                 11,009.52                       10,866.17                  10,670.78
05/31/14                 11,093.49                       10,965.04                  10,745.36

                                  [END CHART]

                         Data from 7/31/10 to 5/31/14.*

                         See page 8 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

*The performance of the Lipper Intermediate U.S. Government Funds Index and Barclays Capital U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                         o ASSET ALLOCATION - 5/31/14 o

                         [PIE CHART OF ASSET ALLOCATION]

30-YEAR FIXED-RATE SINGLE-FAMILY MORTGAGES*                               67.4%
COMMERCIAL MORTGAGE-BACKED SECURITIES                                     13.5%
COLLATERIZED MORTGAGE OBLIGATION                                          10.9%
15-YEAR FIXED-RATE SINGLE-FAMILY MORTGAGES*                                4.2%
MONEY MARKET INSTRUMENTS                                                   3.1%
U.S. TREASURY SECURITIES-NOTES                                             0.7%

                                   [END CHART]

* Combined in the portfolio of investments under mortgage-backed pass-through securities, single-family.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securiities that the Fund owns on pages 15-19.

================================================================================

12  | USAA GOVERNMENT SECURITIES FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2014:

                               QUALIFIED INTEREST
                                     INCOME
                               ------------------
                                   $13,587,000
                                -----------------

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GOVERNMENT SECURITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Government Securities Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Government Securities Fund at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 18, 2014

================================================================================

14  | USAA GOVERNMENT SECURITIES FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2014

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                             COUPON                       VALUE
(000)       SECURITY                                                RATE       MATURITY         (000)
-----------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY ISSUES (96.0%)(a)

            MORTGAGE-BACKED PASS-THROUGH SECURITIES, SINGLE-FAMILY (71.6%)
$ 10,368    Fannie Mae(+)                                           3.00%      2/01/2027     $ 10,806
   6,037    Fannie Mae(+)                                           3.00       2/01/2027        6,292
   5,164    Fannie Mae(+)                                           3.50       5/01/2021        5,493
   6,890    Fannie Mae(+)                                           3.50       1/01/2042        7,113
  11,008    Fannie Mae(+)                                           3.50       5/01/2042       11,365
   4,643    Fannie Mae(+)                                           4.00       8/01/2039        4,928
   1,981    Fannie Mae(+)                                           5.00      12/01/2035        2,194
     844    Fannie Mae(+)                                           5.50      11/01/2037          940
      99    Fannie Mae(+)                                           6.00       2/01/2017          103
   1,460    Fannie Mae(+)                                           6.00       5/01/2038        1,638
      49    Fannie Mae(+)                                           6.50      10/01/2016           51
     145    Fannie Mae(+)                                           6.50      12/01/2016          150
   8,043    Freddie Mac(+)                                          3.00       6/01/2042        7,967
  10,679    Freddie Mac(+)                                          3.50       5/01/2042       11,008
   4,175    Freddie Mac(+)                                          4.00       9/01/2040        4,426
     380    Freddie Mac(+)                                          5.00       1/01/2021          409
   1,674    Freddie Mac(+)                                          5.50      12/01/2035        1,877
   3,209    Government National Mortgage Assn. I                    4.00       7/15/2040        3,431
   2,922    Government National Mortgage Assn. I                    4.00       8/15/2040        3,123
   8,034    Government National Mortgage Assn. I                    4.00       9/15/2040        8,588
   1,789    Government National Mortgage Assn. I                    4.50       5/15/2024        1,912
   3,010    Government National Mortgage Assn. I                    4.50       9/15/2024        3,217
   1,929    Government National Mortgage Assn. I                    4.50       9/15/2024        2,100
   1,816    Government National Mortgage Assn. I                    4.50      10/15/2024        1,941
   1,959    Government National Mortgage Assn. I                    4.50      10/15/2024        2,094
  10,445    Government National Mortgage Assn. I                    4.50       9/15/2039       11,401
   6,182    Government National Mortgage Assn. I                    4.50      11/15/2039        6,751
   8,759    Government National Mortgage Assn. I                    4.50      12/15/2039        9,566
  28,752    Government National Mortgage Assn. I                    4.50       2/15/2040       31,399
   5,934    Government National Mortgage Assn. I                    4.50       3/15/2040        6,472
   6,256    Government National Mortgage Assn. I                    4.50       6/15/2040        6,822
   7,874    Government National Mortgage Assn. I                    4.50       7/15/2040        8,599
   6,730    Government National Mortgage Assn. I                    4.50       1/15/2041        7,341
   1,493    Government National Mortgage Assn. I                    5.00       2/15/2039        1,640
     833    Government National Mortgage Assn. I                    5.50      12/15/2018          884

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                             COUPON                       VALUE
(000)       SECURITY                                                RATE       MATURITY         (000)
-----------------------------------------------------------------------------------------------------
$  5,514    Government National Mortgage Assn. I                    5.50%     10/15/2033     $  6,193
   2,404    Government National Mortgage Assn. I                    5.50      12/15/2033        2,699
   1,252    Government National Mortgage Assn. I                    5.50       7/15/2034        1,410
   3,198    Government National Mortgage Assn. I                    5.50      10/15/2035        3,629
   1,993    Government National Mortgage Assn. I                    5.50       3/15/2038        2,221
   2,892    Government National Mortgage Assn. I                    5.50       4/15/2038        3,255
   7,733    Government National Mortgage Assn. I                    5.50       6/15/2039        8,623
     503    Government National Mortgage Assn. I                    6.00      12/15/2016          520
   1,216    Government National Mortgage Assn. I                    6.00       8/15/2022        1,356
     652    Government National Mortgage Assn. I                    6.00       4/15/2028          751
     205    Government National Mortgage Assn. I                    6.00      11/15/2028          230
     215    Government National Mortgage Assn. I                    6.00       2/15/2029          242
     369    Government National Mortgage Assn. I                    6.00       7/15/2029          426
     466    Government National Mortgage Assn. I                    6.00       5/15/2032          524
   1,798    Government National Mortgage Assn. I                    6.00       1/15/2033        2,078
     531    Government National Mortgage Assn. I                    6.00       2/15/2033          614
     485    Government National Mortgage Assn. I                    6.00       7/15/2033          546
     461    Government National Mortgage Assn. I                    6.00       9/15/2033          532
     737    Government National Mortgage Assn. I                    6.00       3/15/2037          849
   1,159    Government National Mortgage Assn. I                    6.00       9/15/2037        1,302
   2,068    Government National Mortgage Assn. I                    6.00       5/15/2038        2,324
   1,082    Government National Mortgage Assn. I                    6.00       5/15/2038        1,221
     883    Government National Mortgage Assn. I                    6.00       9/15/2038          993
   1,118    Government National Mortgage Assn. I                    6.00      10/15/2038        1,256
   1,587    Government National Mortgage Assn. I                    6.00      12/15/2038        1,783
     201    Government National Mortgage Assn. I                    6.50       5/15/2028          229
     115    Government National Mortgage Assn. I                    6.50       5/15/2028          131
     169    Government National Mortgage Assn. I                    6.50       7/15/2028          196
      59    Government National Mortgage Assn. I                    6.50       9/15/2028           67
     412    Government National Mortgage Assn. I                    6.50      11/15/2028          469
      21    Government National Mortgage Assn. I                    6.50       1/15/2029           24
      39    Government National Mortgage Assn. I                    6.50       1/15/2029           44
     521    Government National Mortgage Assn. I                    6.50       3/15/2031          593
     438    Government National Mortgage Assn. I                    6.50      10/15/2031          498
     300    Government National Mortgage Assn. I                    6.50       1/15/2032          341
     606    Government National Mortgage Assn. I                    6.50       8/15/2032          711
   1,846    Government National Mortgage Assn. I                    6.50       9/15/2032        2,110
      22    Government National Mortgage Assn. I                    6.75       5/15/2028           25
      63    Government National Mortgage Assn. I                    7.00       4/15/2027           65
     308    Government National Mortgage Assn. I                    7.00       5/15/2027          363
      53    Government National Mortgage Assn. I                    7.00       6/15/2028           55
      27    Government National Mortgage Assn. I                    7.00       7/15/2028           30
     101    Government National Mortgage Assn. I                    7.00       8/15/2028          113

================================================================================

16  | USAA GOVERNMENT SECURITIES FUND

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                             COUPON                       VALUE
(000)       SECURITY                                                RATE       MATURITY         (000)
-----------------------------------------------------------------------------------------------------
$     61    Government National Mortgage Assn. I                    7.00%      8/15/2028     $     72
     132    Government National Mortgage Assn. I                    7.00       9/15/2028          148
     510    Government National Mortgage Assn. I                    7.00       5/15/2029          577
     637    Government National Mortgage Assn. I                    7.00       6/15/2029          721
     122    Government National Mortgage Assn. I                    7.00       8/15/2031          132
     142    Government National Mortgage Assn. I                    7.00       9/15/2031          170
     162    Government National Mortgage Assn. I                    7.00      10/15/2031          184
      82    Government National Mortgage Assn. I                    7.00       6/15/2032           93
     265    Government National Mortgage Assn. I                    7.00       7/15/2032          303
     145    Government National Mortgage Assn. I                    7.50       2/15/2028          172
      33    Government National Mortgage Assn. I                    7.50       3/15/2029           40
      95    Government National Mortgage Assn. I                    7.50       4/15/2029          107
       3    Government National Mortgage Assn. I                    7.50       7/15/2029            3
     156    Government National Mortgage Assn. I                    7.50      10/15/2029          179
      65    Government National Mortgage Assn. I                    7.50      10/15/2029           72
      24    Government National Mortgage Assn. I                    7.50      12/15/2030           28
      37    Government National Mortgage Assn. I                    7.50       1/15/2031           43
      70    Government National Mortgage Assn. I                    7.50      11/15/2031           80
       9    Government National Mortgage Assn. I                    8.00       1/15/2022            9
      81    Government National Mortgage Assn. I                    8.00       6/15/2023           91
     142    Government National Mortgage Assn. I                    8.00       5/15/2027          156
      88    Government National Mortgage Assn. I                    8.00       7/15/2030           95
      37    Government National Mortgage Assn. I                    8.00       9/15/2030           43
      18    Government National Mortgage Assn. I                    8.50       6/15/2021           19
       8    Government National Mortgage Assn. I                    8.50       7/15/2022            8
      36    Government National Mortgage Assn. I                    9.00       7/15/2021           40
   6,007    Government National Mortgage Assn. II                   4.00      11/20/2040        6,434
   4,193    Government National Mortgage Assn. II                   4.50       4/20/2024        4,482
   2,563    Government National Mortgage Assn. II                   5.00       5/20/2033        2,847
   3,187    Government National Mortgage Assn. II                   5.00       7/20/2033        3,527
   1,971    Government National Mortgage Assn. II                   5.00       6/20/2034        2,182
   5,179    Government National Mortgage Assn. II                   5.00       9/20/2035        5,729
   1,666    Government National Mortgage Assn. II                   5.00       2/20/2037        1,841
     689    Government National Mortgage Assn. II                   5.50       4/20/2033          774
   2,376    Government National Mortgage Assn. II                   5.50       3/20/2034        2,674
   8,649    Government National Mortgage Assn. II                   5.50       2/20/2035        9,739
   7,354    Government National Mortgage Assn. II                   5.50       4/20/2035        8,335
   3,777    Government National Mortgage Assn. II                   5.50       7/20/2035        4,246
   2,084    Government National Mortgage Assn. II                   5.50       1/20/2037        2,327
     338    Government National Mortgage Assn. II                   6.00       3/20/2031          382
     806    Government National Mortgage Assn. II                   6.00       8/20/2032          912
     708    Government National Mortgage Assn. II                   6.00       9/20/2032          801
     730    Government National Mortgage Assn. II                   6.00      10/20/2033          843

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                             COUPON                       VALUE
(000)       SECURITY                                                RATE       MATURITY         (000)
-----------------------------------------------------------------------------------------------------
$    491    Government National Mortgage Assn. II                   6.00%     12/20/2033     $    550
   2,315    Government National Mortgage Assn. II                   6.00       2/20/2034        2,679
   2,207    Government National Mortgage Assn. II                   6.00       3/20/2034        2,493
   1,496    Government National Mortgage Assn. II                   6.00       9/20/2034        1,711
   4,119    Government National Mortgage Assn. II                   6.00      10/20/2034        4,649
     649    Government National Mortgage Assn. II                   6.00      11/20/2034          728
   1,627    Government National Mortgage Assn. II                   6.00       5/20/2036        1,853
     162    Government National Mortgage Assn. II                   6.50       5/20/2031          192
     133    Government National Mortgage Assn. II                   6.50       7/20/2031          152
     343    Government National Mortgage Assn. II                   6.50       8/20/2031          406
     545    Government National Mortgage Assn. II                   6.50       4/20/2032          635
     513    Government National Mortgage Assn. II                   6.50       6/20/2032          600
   1,545    Government National Mortgage Assn. II                   6.50       8/20/2034        1,784
     483    Government National Mortgage Assn. II                   7.00       9/20/2030          574
      91    Government National Mortgage Assn. II                   7.50       4/20/2031          111
      21    Government National Mortgage Assn. II                   8.00      12/20/2022           23
     476    Government National Mortgage Assn. II                   8.00       8/20/2030          587
                                                                                             --------
                                                                                              327,069
                                                                                             --------
            COLLATERALIZED MORTGAGE OBLIGATIONS (10.9%)
   3,328    Fannie Mae(+)                                           0.45(b)    4/25/2035        3,322
   4,897    Fannie Mae(+)                                           0.45(b)    8/25/2037        4,894
   4,124    Fannie Mae(+)                                           1.38       9/25/2027        4,002
  10,151    Fannie Mae(+)                                           1.50       7/25/2027        9,853
   4,014    Fannie Mae(+)                                           1.50       9/25/2027        3,900
   3,906    Fannie Mae(+)                                           1.50       9/25/2027        3,776
   4,068    Fannie Mae(+)                                           1.50      10/25/2027        3,922
   1,925    Fannie Mae(+)                                           5.00      11/25/2032        1,992
   2,910    Freddie Mac(+)                                          0.45(b)    3/15/2036        2,903
   4,270    Freddie Mac(+)                                          0.70(b)   10/15/2041        4,286
   6,933    Freddie Mac(+)                                          2.00       9/15/2026        6,929
                                                                                             --------
                                                                                               49,779
                                                                                             --------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (13.5%)
   8,850    Fannie Mae(+)                                           2.01       7/01/2019        8,952
   2,163    Fannie Mae(+)                                           2.05       7/01/2019        2,193
  22,850    Fannie Mae(+)                                           2.42      11/01/2022       22,487
   4,860    Freddie Mac(+)                                          1.69       4/25/2022        4,817
   8,500    Freddie Mac(+)                                          2.22      12/25/2018        8,707
  10,000    Freddie Mac(+)                                          2.31       8/25/2022        9,721
   5,000    Freddie Mac(+)                                          2.51      11/25/2022        4,921
                                                                                             --------
                                                                                               61,798
                                                                                             --------
            Total U.S. Government Agency Issues (cost: $418,420)                              438,646
                                                                                             --------

================================================================================

18  | USAA GOVERNMENT SECURITIES FUND

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                                                          VALUE
(000)      SECURITY                                                                             (000)
-----------------------------------------------------------------------------------------------------
           U.S. TREASURY SECURITIES (0.7%)

           NOTES (0.7%)
$  3,000   2.00%, 2/15/2022 (cost: $2,997)                                                   $  2,966
                                                                                             --------
           MONEY MARKET INSTRUMENTS (3.1%)

           REPURCHASE AGREEMENTS (3.1%)
  14,218   Deutsche Bank Securities, Inc., 0.07%, acquired on
              5/30/2014 and due 6/02/2014 at $14,218
              (collateralized by $3,301 of Fannie Mae(+),(a),
              0.06%(c), due 10/15/2014; $2,387 of Freddie Mac(+),(a),
              0.05%(c), due 8/22/2014; & $8,561 of Federal
              Home Loan Bank(+),(a), 0.04-4.88%(c),
              due 7/18/2014-5/17/2017; combined
              market value $14,503) (cost: $14,218)                                            14,218
                                                                                             --------

           TOTAL INVESTMENTS (COST: $435,635)                                                $455,830
                                                                                             ========

------------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)            (LEVEL 2)        (LEVEL 3)
                                      QUOTED PRICES    OTHER SIGNIFICANT      SIGNIFICANT
                                  IN ACTIVE MARKETS           OBSERVABLE     UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS               INPUTS           INPUTS        TOTAL
------------------------------------------------------------------------------------------------------

U.S. Government Agency Issues                $    -             $438,646               $-     $438,646
U.S. Treasury Securities                      2,966                    -                -        2,966
Money Market Instruments:
   Repurchase Agreements                          -               14,218                -       14,218
------------------------------------------------------------------------------------------------------
Total                                        $2,966             $452,864               $-     $455,830
------------------------------------------------------------------------------------------------------

For the period of June 1, 2013, through May 31, 2014, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2014

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  SPECIFIC NOTES

   (a) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
       FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the

================================================================================

20  | USAA GOVERNMENT SECURITIES FUND

================================================================================

       U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

  (b) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2014.

  (c) Zero-coupon security. Rate represents the effective yield at the date of purchase.

   See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2014

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $435,635)        $455,830
   Cash                                                                        1
   Receivables:
      Capital shares sold                                                    166
      Interest                                                             1,363
                                                                        --------
         Total assets                                                    457,360
                                                                        --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                187
      Dividends on capital shares                                            189
   Accrued management fees                                                    58
   Accrued transfer agent's fees                                              10
   Other accrued expenses and payables                                        66
                                                                        --------
         Total liabilities                                                   510
                                                                        --------
            Net assets applicable to capital shares outstanding         $456,850
                                                                        ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                      $438,853
   Accumulated undistributed net investment income                           119
   Accumulated net realized loss on investments                           (2,317)
   Net unrealized appreciation of investments                             20,195
                                                                        --------
   Net assets applicable to capital shares outstanding                  $456,850
                                                                        ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $451,688/45,095 shares outstanding)    $  10.02
                                                                        ========
      Adviser Shares (net assets of $5,162/516 shares outstanding)      $  10.01
                                                                        ========

See accompanying notes to financial statements.

================================================================================

22  | USAA GOVERNMENT SECURITIES FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2014

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                       $15,908
                                                                         -------
EXPENSES
   Management fees                                                           563
   Administration and servicing fees:
      Fund Shares                                                            727
      Adviser Shares                                                           8
   Transfer agent's fees:
      Fund Shares                                                            695
   Distribution and service fees (Note 6E):
      Adviser Shares                                                          13
   Custody and accounting fees:
      Fund Shares                                                            113
      Adviser Shares                                                           1
   Postage:
      Fund Shares                                                             26
   Shareholder reporting fees:
      Fund Shares                                                             26
   Trustees' fees                                                             16
   Registration fees:
      Fund Shares                                                             27
      Adviser Shares                                                          15
   Professional fees                                                          76
   Other                                                                      14
                                                                         -------
         Total expenses                                                    2,320
                                                                         -------
NET INVESTMENT INCOME                                                     13,588
                                                                         -------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                                        (673)
   Change in net unrealized appreciation/depreciation                     (3,527)
                                                                         -------
         Net realized and unrealized loss                                 (4,200)
                                                                         -------
   Increase in net assets resulting from operations                      $ 9,388
                                                                         =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------
                                                                 2014           2013
------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                   $   13,588       $ 17,296
   Net realized gain (loss) on investments                       (673)           341
   Change in net unrealized appreciation/depreciation
      of investments                                           (3,527)       (19,237)
                                                           -------------------------
      Increase (decrease) in net assets resulting
         from operations                                        9,388         (1,600)
                                                           -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                             (13,465)       (17,175)
      Adviser Shares                                             (123)          (121)
                                                           -------------------------
         Distribution to shareholders                         (13,588)       (17,296)
                                                           -------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                (97,639)       (69,505)
   Adviser Shares                                                  44            217
                                                           -------------------------
      Total net decrease in net assets from capital
         share transactions                                   (97,595)       (69,288)
                                                           -------------------------
   Net decrease in net assets                                (101,795)       (88,184)
NET ASSETS
   Beginning of year                                          558,645        646,829
                                                           -------------------------
   End of year                                             $  456,850       $558,645
                                                           =========================
Accumulated undistributed net investment income:
   End of year                                             $      119       $      -
                                                           =========================

See accompanying notes to financial statements.

================================================================================

24  | USAA GOVERNMENT SECURITIES FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2014

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Government Securities Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors a high level of current income consistent with preservation of principal.

The Fund consists of two classes of shares: Government Securities Fund Shares (Fund Shares) and Government Securities Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

   valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   2. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

================================================================================

26  | USAA GOVERNMENT SECURITIES FUND

================================================================================

   3. Repurchase agreements are valued at cost, which approximates market value.

   4. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, an affiliate of the Fund, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include U.S. Government Agency Issues valued based on methods discussed in
    Note 1A1, and repurchase agreements valued at cost, which approximates fair value.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically

================================================================================

28  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At May 31, 2014, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2014, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2014, the Fund paid CAPCO facility fees of $3,000, which represents 0.8% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2014.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for expiring capital loss carryforwards, pay-down gains and losses, and prior period adjustments resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income by $119,000, decrease accumulated net realized loss on investments by $3,767,000, and decrease in paid in capital by $3,886,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2014, and 2013, was as follows:

                                               2014                 2013
                                           --------------------------------
Ordinary income*                           $13,588,000          $17,296,000

================================================================================

30  | USAA GOVERNMENT SECURITIES FUND

================================================================================

As of May 31, 2014, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                    $   214,000
Accumulated capital and other losses                               (2,317,000)
Unrealized appreciation of investments                             20,195,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At May 31, 2014, the Fund had both pre-enactment capital loss carryforwards and post-enactment capital loss carryforwards for federal income tax purposes as shown in the table below. As of May 31, 2013, the Fund had pre-enactment capital loss carryforwards of $5,411,000, of which $3,887,000 expired in the year ended May 31, 2014. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                         CAPITAL LOSS CARRYFORWARDS
-------------------------------------------------------------------------
    EXPIRES                      SHORT-TERM                     LONG-TERM
--------------                   ----------                     ---------
     2015                        $1,524,000                      $      -
No Expiration                       574,000                       219,000
                                 ----------                      --------
Total                            $2,098,000                      $219,000
                                 ==========                      ========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

For the year ended May 31, 2014, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2014, were $105,229,000. There were no purchases of securities for the year ended May 31, 2014.

As of May 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was $435,635,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2014, for federal income tax purposes, were $23,054,000 and $2,859,000, respectively, resulting in net unrealized appreciation of $20,195,000.

(5) CAPITAL SHARE TRANSACTIONS

At May 31, 2014, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

32  | USAA GOVERNMENT SECURITIES FUND

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                            YEAR ENDED                     YEAR ENDED
                                           MAY 31, 2014                   MAY 31, 2013
--------------------------------------------------------------------------------------------
                                       SHARES        AMOUNT           SHARES          AMOUNT
                                      ------------------------------------------------------
FUND SHARES:
Shares sold                             4,914       $  48,890         10,023       $ 103,566
Shares issued from reinvested
   dividends                            1,200          11,931          1,493          15,410
Shares redeemed                       (15,943)       (158,460)       (18,302)       (188,481)
                                      ------------------------------------------------------
Net decrease from capital
   share transactions                  (9,829)      $ (97,639)        (6,786)      $ (69,505)
                                      ======================================================
ADVISER SHARES:
Shares sold                                18       $     178             61       $     626
Shares issued from reinvested
   dividends                                1               7              1               6
Shares redeemed                           (14)           (141)           (41)           (415)
                                      ------------------------------------------------------
Net increase from capital
   share transactions                       5       $      44             21       $     217
                                      ======================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2014, there are no subadvisers.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.125% of its average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Lipper index over the performance period. Prior to January 31, 2012 the performance adjustment was based on the performance of the Fund's share classes relative to the performance of the Lipper GNMA Funds Index, which tracks the total return performance of the 10 largest funds in the Lipper GNMA Funds category. Effective February 1, 2012, the performance adjustment for each class is calculated monthly by comparing the Fund's performance to that of the Lipper Intermediate U.S. Government Funds Index, which tracks the total return performance of the 10 largest funds in the Lipper Intermediate U.S. Government Funds category. The performance period consists of the current month plus the previous 35 months.

    The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE              ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
------------------------------------------------------------------------------
+/- 0.20% to 0.50%                  +/- 0.04%
+/- 0.51% to 1.00%                  +/- 0.05%
+/- 1.01% and greater               +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $563,000, which included a

================================================================================

34  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    performance adjustment for the Fund Shares and Adviser Shares of $(47,000) and $(2,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.01)% and (0.04)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended May 31, 2014, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $727,000 and $8,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2014, the Fund reimbursed the Manager $13,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION - The Manager has agreed, through October 1, 2014, to limit the total annual operating expenses of the Adviser Shares to 0.90% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2014, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2014, the Fund did not incur any reimbursable expenses.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2014, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $695,000 and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2014, the Adviser Shares incurred distribution and service (12b-1) fees of $13,000.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2014, USAA and its affiliates owned 487,000 shares, which represent 94.4% of the Adviser Shares and 1.1% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

36  | USAA GOVERNMENT SECURITIES FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED MAY 31,
                               --------------------------------------------------------------------------
                                   2014            2013             2012             2011            2010
                               --------------------------------------------------------------------------
Net asset value at
   beginning of period         $  10.08        $  10.40         $  10.30         $  10.19        $   9.97
                               --------------------------------------------------------------------------
Income (loss) from
   investment operations:
   Net investment income            .28             .29              .33              .38             .38
   Net realized and
      unrealized gain (loss)       (.06)           (.32)             .10              .11             .22
                               --------------------------------------------------------------------------
Total from investment
   operations                       .22            (.03)             .43              .49             .60
                               --------------------------------------------------------------------------
Less distributions from:
   Net investment income           (.28)           (.29)            (.33)            (.38)           (.38)
                               --------------------------------------------------------------------------
Net asset value at end
   of period                   $  10.02        $  10.08         $  10.40         $  10.30        $  10.19
                               ==========================================================================
Total return (%)*                  2.20            (.36)            4.24             4.89            6.15(b)
Net assets at end
   of period (000)             $451,688        $553,495         $641,730         $604,893        $609,919
Ratios to average
   net assets:**
   Expenses (%)(a)                  .47             .41              .41              .42             .43(b)
   Net investment income (%)       2.78            2.77             3.19             3.71            3.79
Portfolio turnover (%)                0              24               20               19              27

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2014, average net assets were $484,017,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) During the year ended May 31, 2010, SAS reimbursed the Fund Shares
    $31,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund
    Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by less than 0.01%. This decrease is excluded from the expense ratios in the Financial Highlights table.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                 PERIOD ENDED
                                                         YEAR ENDED MAY 31,                         MAY 31,
                                               -------------------------------------------------------------
                                                 2014             2013            2012               2011***
                                               -------------------------------------------------------------
Net asset value at beginning of period         $10.07           $10.40          $10.29             $10.30
                                               ----------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                          .24              .24             .28                .27
   Net realized and unrealized gain (loss)       (.06)            (.33)            .11               (.01)
                                               ----------------------------------------------------------
Total from investment operations                  .18             (.09)            .39                .26
                                               ----------------------------------------------------------
Less distributions from:
   Net investment income                         (.24)            (.24)           (.28)              (.27)
                                               ----------------------------------------------------------
Net asset value at end of period               $10.01           $10.07          $10.40             $10.29
                                               ==========================================================
Total return (%)*                                1.83             (.94)           3.84               2.58
Net assets at end of period (000)              $5,162           $5,150          $5,099             $5,047
Ratios to average net assets:**
   Expenses (%)(b)                                .84              .90             .90                .90(a)
   Expenses, excluding reimbursements (%)(b)      .84             1.06            1.15               1.39(a)
   Net investment income (%)                     2.41             2.28            2.71               3.21(a)
Portfolio turnover (%)                              0               24              20                 19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2014, average net assets were $5,124,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

38  | USAA GOVERNMENT SECURITIES FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2013, through May 31, 2014.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                          BEGINNING                ENDING               DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2013 -
                                       DECEMBER 1, 2013         MAY 31, 2014             MAY 31, 2014
                                       -----------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00               $1,022.00                  $2.52

Hypothetical
  (5% return before expenses)              1,000.00                1,022.44                   2.52

ADVISER SHARES
Actual                                     1,000.00                1,019.60                   3.93

Hypothetical
  (5% return before expenses)              1,000.00                1,021.04                   3.93

* Expenses are equal to the Fund's annualized expense ratio of 0.50% for Fund Shares and 0.78% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.20% for Fund Shares and 1.96% for Adviser Shares for the six-month period of December 1, 2013, through May 31, 2014.

================================================================================

40  | USAA GOVERNMENT SECURITIES FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2014

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 30, 2014, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses and profitability. However, the Board

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

================================================================================

42  | USAA GOVERNMENT SECURITIES FUND

================================================================================

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three, and five-year periods ended December 31, 2013. The Board also noted that the Fund's performance was above the average of its Lipper index universe for the one-year period ended December 31, 2013, and was lower than the average of its Lipper index for the three- and five-year periods ended December 31, 2013.

The Board also noted that the Fund's percentile performance ranking was in the top 15% of its performance universe for the one-year period, was in the top 55% of its performance universe for the three-year period, and was in the top 10% of its performance universe for the five-year period.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive

================================================================================

44  | USAA GOVERNMENT SECURITIES FUND

================================================================================

reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's level of profitability from its relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

46  | USAA GOVERNMENT SECURITIES FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President and Director, IMCO (10/09-4/14); President of AMCO (8/11-4/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (5/07-6/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships.

================================================================================

48  | USAA GOVERNMENT SECURITIES FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-2/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over two years as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit Committee.
  (4) Member of Pricing and Investment Committee.
  (5) Member of Corporate Governance Committee.
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

50  | USAA GOVERNMENT SECURITIES FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (6/13-present); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICorp.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-present); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

52  | USAA GOVERNMENT SECURITIES FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

207214-0714

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   23413-0714                                (C)2014, USAA. All rights reserved.


   ITEM 2.  CODE OF ETHICS.

On September 25, 2013, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2014 and 2013 were $406,165 and $420,575, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2014 and 2013 were $78,650 and $65,860, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to the review of federal tax returns for fiscal years ended May 31, 2014 and 2013 were $196,024 and $15,500, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2014 and 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for May 31, 2014 and 2013 were $602,492 and $402,750, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2014 and 2013 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2014

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary


Date:     07/24/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:      07/25/2014
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     07/24/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.